Exhibit 3-57

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DSCB (Rev. 12-59)     3-1-60.35  1060
Articles
of
Incorporation

COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU

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In compliance with the requirements of the Business Corporation Law, approved the 5th day of May, A.D. 1933, P.L. 364, as amended, the undersigned, all of whom are of full age and at least two-thirds of whom are citizens of the United States or its territories or possessions, desiring that they may be incorporated as a business corporation, do hereby certify:

         1.    The name of the corporation is: Crestview Convalescent Home, Inc.
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         2.    The location and post office address of its initial registered office in this Commonwealth is:

                     Church Road,           Wyncote,        Montgomery

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         Number              Street            city          County

         3.    The purpose or purposes of the corporation are:*

               The conduct, operation and maintenance of a private institution or home for the nursing, convalescent care, lodging and board of private patients.

         4.    The term of its existence is: perpetual

         5. The aggregate number of shares which the corporation shall have authority to issue is:** 300 shares common stock with a par value of $100. per share.

 *Note:     Do not recite Powers set forth in Section 302 of the Act.

**Note: There should be set forth the number and par value of all shares having par value, the number of shares without par value, and the stated capital applicable thereto. If the shares are to be divided into classes, a description of each class and a statement of the preferences, qualifications, limitations, restrictions, and the special or relative rights granted to, or imposed upon, the shares of each class.

         6. The names and addresses of each of the first directors, who shall serve until the first annual meeting, are:

             NAME                                    ADDRESS
                                     (Including street and number, if any)
Joseph D. McMenamin,            c/o Crestview Convalescent Home, Inc.
                                Church Road, Wyncote, Pennsylvania.
Dr. Joseph D. McMenamin, Jr.,   1407 East Market Street, York, Pennsylvania.
James T. McMenamin,             494 Constitutional Drive, Hatboro, Pennsylvania.




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         7.    The names and addresses of each of the incorporators and the number and class of shares subscribed by each are:

NAME                         ADDRESS                  NUMBER AND CLASS OF SHARES
                (Including street and number, if any)
Joseph D. McMenamin,         c/o. Crestview Convalescent    one (1) share common
                             Home, Inc., Church Road,
                             Wyncote, Pa.
Dr. Joseph D. McMenamin Jr., 1407 E. Market St., York, Pa.  one (1) share common
James T. MoMenamin,          494 Constitutional Dr.,        one (1) share common
                             Hatboro, Pa.

         IN TESTIMONY WHEREOF, the incorporators have signed and sealed these Articles of Incorporation this 27th day of December, 1960.

/s/ Joseph D. MoMenamin

______________________________ (SEAL)      /s/ Joseph D. McMenamin        (SEAL)
                                           ______________________________
                                           Joseph D. McMenamin,

                                           /s/ Joseph D. McMenamin, Jr.
______________________________ (SEAL)      ______________________________ (SEAL)
                                           Joseph D. McMenamin, Jr.

                                           /s/ James T. McMenamiln
______________________________ (SEAL)      ______________________________ (SEAL)
                                           James T. McMenamin

         Approved and filed in the Department of State on the 29th day of December A. D. 1960

                                           s/s/ [graphic of signature]
                                           ------------------------------
                                           Secretary of the Commonwealth



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                 9858 - 1665                                         AUG 03 1998
Microfilm Number____________   Filed with the Department of State on ___________

Entry Number        83992              [graphic of signature]
             _______________    ________________________________________________
                                 Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                    DSCB:15-1507/4144/5507/6l44/8506 (Rev 90)

Indicate type of entity (check one):

X  Domestic Business Corporation (15 Pa.  C.S.ss. 1507)

__ Foreign Nonprofit  Corporation (15 Pa. C.S.ss. 6144)

__ Foreign Business-Corporation (15 Pa. C.S.ss. 4144)

__ Domestic Limited Corporation (15 Pa. C.S.ss.8506)

__ Domestic Nonprofit Corporation (15 Pa. C.S.ss.5507)

         In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring, to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is Crestview Convalescent Home, Inc.
      --------------------------------------------------------------------------

2. The (a) address of this corporations's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

             1635 Market Street, Philadelphia, PA 19103 Philadelphia
      (a) ----------------------------------------------------------------------
          Number and Street         City        State        Zip        County

               CT Corporation System
      (b) C/o. -----------------------------------------------------------------
               Name of Commercial Registered Office Provider            County

      For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.    (Complete part (a) or (b)):

      (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

             101 East State Street, Kennett Square, PA 19348 Chester
      --------------------------------------------------------------------------
      Number and Street            City        State        Zip        County

      (b) The registered office of the corporation or limited partnership shall be provided by:

          c/o. -----------------------------------------------------------------
               Name of Commercial Registered Office Provider           County

      For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

(PA - 429 - 10/1/92)                    AUG-3 98
PA Dept. of State



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         DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2



4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.



      IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 28th day of July 1998



                                         Crestview Convalescent Home, Inc.
                                         -------------------------------
                                         Name of Corporation/Limited Partnership


                                             /s/ [signature omitted]
                                         BY: ____________________________
                                             (Signature)

                                         TITLE: Vice President Office of the
                                                Chairman and Corporate Secretary



(PA. - 429)